UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) November 14, 2006
BAS Securitization LLC
Banc of America Securities Auto Trust 2006-G1
Bank of America, National Association
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-130613	69-0009065
333-130613-01	51-6581421

(Depositor’s and Issuing Entity’s Commission File Numbers)	(Depositor’s and Issuing Entity’s I.R.S. Employer Identification Nos.)

Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina	28255

(Address of Principal Executive Offices)	(Zip Code)
(704) 388-2308
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Amended and Restated Trust Agreement
Indenture
Purchase Agreement
Sale Agreement
Master Servicing Agreement
Amended and Restated Servicing Agreement

Item 8.01. Other Events.
     On November 14, 2006, Banc of America Securities Auto Trust 2006-G1 (the “Trust”), publicly issued U.S.$596,000,000 of Class A-1 5.34895% Asset Backed Notes due November 19, 2007, U.S.$484,000,000 of Class A-2 5.30% Asset Backed Notes due March 18, 2009, U.S.$354,000,000 of Class A-3 5.18% Asset Backed Notes due June 18, 2010, U.S.$124,800,000 of Class A-4 5.17% Asset Backed Notes due December 20, 2010, U.S.$32,600,000 of Class B 5.34% Asset Backed Notes due February 18, 2011 and U.S.$24,500,000 of Class C 5.51% Asset Backed Notes due February 19, 2013 (the “Notes”) pursuant to a registration statement (No. 333-130613) declared effective on April 3, 2006. The underwriter for the issuance of the Notes was Banc of America Securities LLC (the “Underwriter”). BAS Securitization LLC (the “Depositor”) paid the Underwriter a fee of U.S.$2,099,925 in connection with the sale of the Notes. The Depositor also paid general transaction expenses, estimated to be $900,000. The net proceeds from the sale of the Notes, which amounted to U.S.$1,613,744,252.31, were used by the Trust to purchase a pool of motor vehicle retail installment sale contracts and/or installment loans secured by a combination of new and used motor vehicles originated by GMAC LLC (“GMAC”), its affiliates, business partners and participating dealers, which constitute the receivables included in the assets of the Trust, from the Depositor. The Depositor acquired such receivables from Bank of America, N.A. (“BANA”) and BANA acquired such receivables from Capital Auto Receivables LLC. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Depositor, BAS Securitization LLC, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 17, 2006	BAS SECURITIZATION LLC

	By: Name:	/s/ James G. Mackey James G. Mackey
	Title:	Principal Financial Officer

EXHIBIT INDEX

Exhibit
No.	Document Description

1.1	Underwriting Agreement, dated November 3, 2006 between the Registrant and the Underwriter.

4.1	Amended and Restated Trust Agreement, dated November 14, 2006 between the Registrant, as the depositor, and Wilmington Trust Company, as the owner trustee.

4.2	Indenture, dated November 14, 2006 between the Trust and U.S. Bank National Association, as the indenture trustee (the “Indenture Trustee”).

10.1	Purchase Agreement, dated November 14, 2006 between BANA and the Registrant, as purchaser.

10.2	Sale Agreement, dated November 14, 2006 between and the Trust, as issuer, and the Registrant, as seller.

10.3	Master Servicing Agreement, dated November 14, 2006 among BANA, as master servicer, the Trust, as issuer, and the Indenture Trustee, as indenture trustee.

10.4	Amended and Restated Servicing Agreement, dated November 14, 2006 between GMAC, as servicer, and BANA, as purchaser and master servicer.